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                                                                    Exhibit 10.8

                                 PROMISSORY NOTE

$252,500                                                       December 19, 2001

         FOR VALUE RECEIVED, David M. Lerten ("Borrower"), hereby promises to pay to the order of USA BROADBAND, INC. (the "Company"), a Delaware corporation at its offices at 921 Transport Way, Suite 4, Petaluma, California 94954, or at such other place as may be designated in writing by the holder, from time to time in immediately available lawful money of the United States of America, the principal sum of TWO HUNDRED FIFTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($252,500) (which principal sum may be increased from time to time as provided below), together with interest on the outstanding principal amount of this Note (as modified and supplemented and in effect from time to time, the "Note") at the rate of six percent (6.0%) per annum. Interest for each year shall be computed on the basis of a year of 360 days for the actual number of days elapsed. This Note evidences a loan made between the Borrower and Company.

         This Note is being executed and delivered by Borrower to the Company in connection with Borrower's purchase of 166,667 shares of the Company's Series A Convertible Preferred Stock ($0.001 par value) (the "Preferred Stock"). The amount of principal represents the purchase price owed for the Preferred Stock; provided that the principal sum of this Note shall be reduced on January 2, 2002 to ONE HUNDRED TWENTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($127,500) (the "Principal Reduction Event"). The Note shall mature on December 31, 2002 (the "Maturity Date"), provided, however, that if on or prior to the Maturity Date, Borrower has paid to Company an amount equal to fifty percent (50%) of the principal sum of this Note together with interest accrued thereon, Borrower may extend the Maturity Date to December 31, 2003 by providing written notice to the Company of his desire to extend the maturity Date.

         Interest on the Note shall be payable quarterly within 60 days of the last day of March, June, September and December of each year, solely from the proceeds of any dividends or distributions payable to Borrower by the Company in respect of the Preferred Stock whether such dividends or distributions are paid in cash or in kind. If these dividends or distributions are not sufficient to pay the interest when due and payable, then the unpaid interest shall be added to the principal balance of this Note. If these dividends or distributions exceed the interest then due and payable, the excess amount will be applied to reduce the principal balance of this Note. If a dividend or distribution becomes payable to Borrower by the Company or Borrower sells the Preferred Stock and interest is not then due and payable, the Company shall be entitled to apply the proceeds of any dividend, distribution or sale to pay first, accrued interest, and second, the principal balance of this Note.

         Principal on this Note may be prepaid in whole or in part at any time without premium or penalty, together with accrued interest on the principal amount being prepaid.

         Borrower and every endorser now or hereafter appearing on this Note waives presentment, demand for payment, protest, notice of protest and notice of nonpayment of this Note.

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         This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Company and Borrower.

         This Note may be changed or amended only by an instrument in writing agreed upon by both parties, signed by the party against whom enforcement of the change or amendment is sought.

         If any of the events specified below shall occur (herein individually referred to as an "Event of Default"), the Company may, at its option, in addition to any other rights the Company may have in equity or at law as to all or any part of the principal and interest then due and owing, declare this Note mature, and all sums owing hereon and under any instrument or agreement executed in connection with this Note shall be due and payable immediately without presentment, protest, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, notice of protest, or other notice of any kind, all of which are hereby expressly waived by Borrower. Each of the following shall be an Event of Default:

         a. The failure of Borrower to pay all amounts when due and owing on this Note (whether at stated maturity, by acceleration or otherwise);

         b. The breach or default by Borrower of the terms and conditions of the Separation Agreement by and between Borrower and the Company dated December 19, 2001;

         c. A receiver, custodian, liquidator or trustee of Borrower or any of his property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction; or Borrower is adjudicated bankrupt or insolvent; or a petition is filed against Borrower under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or debt receivership law of any jurisdiction, whether now or hereafter in effect;

         d. Borrower files a petition in voluntary bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against him under any such law;

         e. Borrower makes an assignment for the benefit of his creditors, or admits in writing his inability to pay his debts generally as they become due, or consents to the appointment of a receiver, trustee, or liquidator;

         f. The institution by Borrower of proceedings to be adjudicated as bankrupt or insolvent, or the consent by Borrower to the institution of bankruptcy or insolvency proceedings against Borrower or the filing by Borrower of a petition or answer or consent seeking release under any statute, law or regulation, or the consent by Borrower to the filing of any such petition or the appointment of a receiver, assignee, trustee or other similar official of Borrower, or of any substantial part of Borrower's

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            property, or the making by Borrower of an assignment for the benefit of creditors, or the taking of action by Borrower in furtherance of any such action; or

         g. If, within thirty (30) days after the commencement of an action against Borrower (and service of process in connection therewith on Borrower seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation) and such action shall not have been resolved in favor of Borrower, or if, within sixty (60) days after the appointment without the consent or acquiescence of Borrower of any trustee or receiver of Borrower, such appointment shall not have been vacated.

         If any Event of Default shall occur and be continuing, the Company may proceed to protect and enforce its rights under this Note by exercising such remedies as are available to the Company in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Note or in aid of the exercise of any power granted in this Note. No remedy conferred in this
Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise. No delay or omission of the Company to exercise any right or remedy with respect to this Note will impair, or constitute a waiver of, any such right or remedy.

         As security for the payment of this Note, Borrower has pledged the Preferred Stock and all proceeds therefrom pursuant to the Stock Pledge and Security Agreement between the Borrower and the Company executed and dated herewith.

         THIS NOTE IS PAYABLE ON THE MATURITY DATE, HOWEVER BROUGHT ABOUT.
THE COMPANY IS UNDER NO OBLIGATION TO REFINANCE THE LOAN EVIDENCED HEREBY AT THE MATURITY DATE.

         In case of suit, or if this obligation is placed in an attorney's hands for collection, or to protect the security for its payment, Borrower shall pay the costs of collection and litigation, including reasonable attorneys' fees.

         Borrower and all sureties, endorsers, guarantors and other parties hereafter assuming or otherwise becoming liable for the payment of any sum of money payable under this Note (a) jointly and severally waive grace, presentment and demand for payment, protest and notice of protest, and non-payment, and all other notice, including notice of intent to accelerate the Maturity Date and notice of acceleration of the Maturity Date, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (b) severally agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon, (c) severally agree that the Company shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against any security hereof in order to enforce payment of this Note by it, and (d) consent to any extension or

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postponement of time of payment of this Note and in any other indulgence with respect hereto without notice thereof.

         The invalidity or unenforceability in particular circumstances of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Note shall be affected thereby.

         Any check, draft, money order or other instrument given in payment of all or any portion of this Note may be accepted by the Company and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Company except to the extent that actual cash proceeds of such instrument are unconditionally received by the Company and applied to the indebtedness as herein provided.

         THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS EXCEPT TO THE EXTENT PRE-EMPTED BY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         This note may not be changed or terminated without the prior written approval of the Company and Borrower. No waiver of any term or provision hereof shall be valid unless in writing signed by the Company.

         All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) to the Borrower or the Company, as the case may be, at the applicable address for notices specified in the Stock Pledge and Security Agreement, or at such other address as shall be designated by either party in a notice to the other party. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first written above.


                                    BORROWER



                                    --------------------------------------------
                                    David M. Lerten

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